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                                                                   Exhibit 10.10

                             AMENDMENT OF AGREEMENT

      The Agreement Regarding Initial Employment Terms, dated as of December 2, 1996, between The Dime Savings Bank of New York, FSB and Fred B. Koons, as previously amended, is hereby amended, effective as of July 24, 1997, to replace the clause "Transfer of Control" where it appears therein with the clause "Change in Control."

                                          AGREED AND ACCEPTED

                                          THE DIME SAVINGS BANK OF
                                           NEW YORK, FSB


                                          By: /s/ LAWRENCE J. TOAL
                                              ------------------------------

                                           /s/ FRED B. KOONS
                                          ----------------------------------
                                                FRED B. KOONS